UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549



                            FORM 8-K


                         CURRENT REPORT
                 Pursuant to Section 13 or 15(d)
             of the Securities Exchange Act of 1934



                        October 22, 1998
                         Date of Report
                (Date of earliest event reported)


                     Temtex Industries, Inc.
     (Exact name of registrant as specified in its charter)


      Delaware               0-5940               75-1321869
  (State or other         (Commission           (IRS Employer
  jurisdiction of         File Number)       Identification No.)
   incorporation)


            5400 LBJ Freeway
               Suite 1375
             Dallas, Texas                          75240
(Address of principal executive offices)          (Zip Code)


                         (972) 726-7175
       Registrant's telephone number, including area code


                               N/A
  (Former name or former address, if changed since last report)

ITEM 5.   Other Events.

     As permitted by General Instruction F to Form 8-K promulgated under the Securities Exchange Act of 1934, as amended, Temtex Industries, Inc., a Delaware corporation (the "Registrant"), is filing as an exhibit to this Current Report on Form 8-K, that press release issued by and on behalf of the Registrant on October 22, 1998, which such press release is specifically incorporated herein by reference.


ITEM 7. Financial Statements And Exhibits

(a)  Not Applicable.

(b)  Not Applicable.

(c)  Exhibits.
     --------

     99.1      Press Release issued October 22, 1998 (filed herewith)

                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   TEMTEX INDUSTRIES, INC.

Date:  October 22, 1998
                                   By:  /s/  R. N. STIVERS
                                      -------------------------
                                      R. N. Stivers
                                      Vice President-Finance

                        INDEX TO EXHIBITS


  Exhibit                        Description
----------- ------------------------------------------------------

   99.1     Press Release issued October 22, 1998 (filed herewith)